                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K
                                                            CURRENT REPORT

                                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                           Date of Report (Date of Earliest Event Reported):
                                                           November 20, 2003

                                                        The Walt Disney Company
                                        (Exact name of registrant as specified in its charter)

                                                               Delaware
                                            (State or other jurisdiction of incorporation)

                          1-11605                                                   95-4545390
                 (COMMISSION FILE NUMBER)                               (IRS EMPLOYER IDENTIFICATION NO.)

               500 South Buena Vista Street
                    Burbank, California                                               91521
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                   (ZIP CODE)

                                                            (818) 560-1000
                                         (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                                            Not applicable
                                        (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 7.     Financial Statements and Exhibits

            (c) Exhibits

                 99(a) Press release of November 20, 2003
                 99(b) Text of conference call presentations by executives of the Registrant on November 20, 2003

Item 12.    Results of Operations and Financial Condition.

            On November 20, 2003, the Registrant issued a press release relating to its results for the quarter and year ended
September 30, 2003.  A copy of the press release is furnished herewith as Exhibit 99(a).

            Also on November 20, 2003, the Registrant held a telephonic and Webcast conference call concerning the earnings release.  During the call, presentations were made by Michael D. Eisner, Chairman of the Board and Chief
Executive Officer; Robert A. Iger, President and Chief Operating Officer; and Thomas O. Staggs, Senior Executive
Vice President and Chief Financial Officer of the Registrant.  A copy of the text of these presentations is filed herewith as Exhibit 99(b).

            The Registrant believes that certain statements in the earnings release may constitute "forward-looking  statements" within the meaning of the Private  Securities  Litigation Reform Act of 1995. These statements are made on the basis of management's  views and assumptions  regarding  future events and business  performance as of the time the  statements  are made.  Actual results may differ materially from those expressed or implied. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Registrant's filings with the U.S. Securities and Exchange
Commission, including the Registrant's annual report on Form 10-K for the year ended September 30, 2002.

            This information furnished under "Item 12. Results of Operations and Financial Condition", including the exhibits related hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

                                                              Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             The Walt Disney Company

                                           By:   /s/ Roger J. Patterson
                                             Roger J. Patterson
                                             Vice President, Counsel

Dated:   November 21, 2003